UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08481

Columbia Funds Variable Insurance Trust I
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center Minneapolis, MN			55474
(Address of principal executive offices)			(Zip code)

Christopher O. Petersen, Esq. c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 345-6611

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

December 31, 2013

Columbia Variable Portfolio — Marsico Growth Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Federal Income Tax Information	25
Trustees and Officers	26
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico Growth Fund (the Fund) Class 1 shares returned 35.64% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% for the same 12-month period.

>  Sector allocations had a meaningful positive impact on Fund performance, as did stock selection in health care.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	35.64	17.94	7.66
Class 2*	10/02/06	35.31	17.65	7.39
S&P 500 Index		32.39	17.94	7.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Marsico Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Marsico Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 1 shares returned 35.64%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% for the same 12-month period. An overweight and favorable stock selection in the health care sector were key factors in the Fund's performance relative to the benchmark. An overweight in the consumer discretionary sector and underweight stakes in the weak-performing utilities, telecommunication services, energy and consumer staples sectors also aided results. Stock selection in the financials, consumer staples, materials and energy sectors detracted from returns.

Market Conditions

As 2013 began, U.S. budget policy was in a state of crisis and monetary policy makers were increasingly anxious about their ability to steer the economy clear of another swoon if massive fiscal tightening occurred. The fiscal cliff was avoided, although the payroll tax rose and high income Americans saw their taxes increase. The long-feared sequester took effect, but translated largely into cuts in defense spending. Taken together, these actions caused less fiscal drag than was feared, and the U.S. experienced a decent year of economic growth. The moves for stock prices and bond yields reflected reactions to a wide array of economic reports, as some developments turned out much better than expected. Equity gains unfolded amid upside surprises for top and bottom lines. Stronger real growth occurred while inflation barometers continued to suggest that there were little or no near-term inflationary price pressures.

On the U.S. policy front, the news improved. In early October, the U.S. federal government entered a 16-day shutdown after Congress failed to reach a compromise on spending, but a bipartisan budget deal was subsequently reached in December. The details reveal an extremely modest plan, but the past year's much better-than-expected tax receipts, laid alongside the 2013 tax increases and the sequester cuts put in place, modestly changed the U.S. fiscal outlook for the better. For its part, the Federal Reserve (the Fed) announced a plan for slowly reducing its bond purchase program, beginning in January 2014. The Fed also reaffirmed its commitment to low interest rates, unless and until the U.S. economy exhibits substantially better economic news.

Contributors and Detractors

The Fund's overweight in health care, favoring pharmaceutical and biotechnology companies, aided performance. Our interest in these companies stems from the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways, and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly-specialized compounds are developed to treat specific genetic targets. In this context, Gilead Sciences and Biogen Idec were standout performers. Gilead Sciences is the world leader in therapeutics for viral diseases. We believe the company is likely to experience significant growth with the upcoming launch of a revolutionary drug franchise for Hepatitis C. Biogen Idec is the leader in developing treatments for multiple sclerosis. During the period, the company received approval from the Food & Drug Administration for Tecfidera — the first oral medication that provides an alternative that could allow thousands of multiple sclerosis patients to stop taking drugs by needle or intravenously. Other leading individual holdings included consumer discretionary

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Top Ten Holdings (%) (at December 31, 2013)
Gilead Sciences, Inc.	5.7
Google, Inc., Class A	5.6
Monsanto Co.	4.6
Visa, Inc., Class A	4.4
Biogen Idec, Inc.	4.2
Citigroup, Inc.	4.0
Schlumberger Ltd.	3.6
Celgene Corp.	3.4
ASML Holding NV	3.3
CBS Corp., Class B Non Voting	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.9
Consumer Discretionary	30.5
Consumer Staples	2.1
Energy	6.0
Financials	7.1
Health Care	13.3
Industrials	9.9
Information Technology	23.3
Materials	7.7
Money Market Funds	0.1
Preferred Stocks	0.0	(a)
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013
4

Columbia Variable Portfolio — Marsico Growth Fund

Manager Discussion of Fund Performance (continued)

positions CBS, Wynn Resorts and priceline.com. Media company CBS posted strong results as the network saw growth in its advertising segment and retransmission revenue gains. Wynn Resorts generated strong revenues from its Macau casino resorts and its stock price soared. Internet travel reservations company priceline.com benefited from solid bookings growth and expansion into new markets.

The Fund continued to exit its position in Apple, which it began in the second half of 2012. We felt that Apple's product pipeline was lacking a major catalyst and, perhaps more important, believed that the company may not have recurring revenues. Apple's stock price performance was weaker than the return of the overall S&P 500 Index, and the Fund benefitted from its elimination of Apple during the reporting period. Positions in payments processor Visa and Internet services company Google further bolstered performance.

Software and services holdings eBay, Equinix and VMware detracted from returns. All three were sold from the Fund. In the financials sector, financial services firm Charles Schwab posted negative returns and was sold from the Fund. Elsewhere in the portfolio, drilling systems and energy service provider Cameron International's stock price fell after the company missed an earnings target and management issued weak guidance. Within consumer staples, packaged food company Mondelez International and brewer Anheuser-Busch InBev posted weak returns. All three were sold.

In the materials sector, Sherwin-Williams underperformed. We maintained the position because we believe that Sherwin-Williams is poised to benefit from increased demand for paints and coatings in a stronger environment for U.S. housing and non-residential construction. The company also has exposure to the Mexico market through its acquisition of Comex, a leading paint producer in Mexico. Lululemon athletica faced several challenges during the period, including quality control issues and the resignation of its CEO. Late in the period, the company announced changes to its management team, appointing a new CEO and chairman of the board. We believe that the hiring of a CEO removes one of the biggest overhangs to lululemon athletica's stock price. We continue to maintain a position in the company and, looking forward, see favorable upside potential as the company is set up for easier same-store sales comparisons in 2014.

Looking Ahead

At present, we believe we are entering a period of low inflation and modest economic growth. Furthermore, we find big picture macroeconomic risks are currently receding. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth are positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund.

Annual Report 2013
5

Columbia Variable Portfolio — Marsico Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,193.00	1,021.45	4.41	4.07	0.79
Class 2	1,000.00	1,000.00	1,191.90	1,020.18	5.81	5.35	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.9%

Issuer	Shares	Value ($)
Consumer Discretionary 30.5%
Hotels, Restaurants & Leisure 7.2%
Panera Bread Co., Class A(a)	9,211	1,627,492
Starbucks Corp.	29,254	2,293,221
Starwood Hotels & Resorts Worldwide, Inc.	120,473	9,571,580
Wynn Resorts Ltd.	42,030	8,162,646
Total		21,654,939
Internet & Catalog Retail 4.5%
Amazon.com, Inc.(a)	10,219	4,075,235
priceline.com, Inc.(a)	8,006	9,306,175
Total		13,381,410
Media 11.9%
CBS Corp., Class B Non Voting	151,021	9,626,079
Comcast Corp., Class A	126,729	6,585,472
Liberty Global PLC, Class A(a)	71,161	6,332,617
Liberty Media Corp., Class A(a)	30,107	4,409,170
Walt Disney Co. (The)	116,634	8,910,838
Total		35,864,176
Specialty Retail 4.0%
Gap, Inc. (The)	130,023	5,081,299
TJX Companies, Inc.	107,711	6,864,422
Total		11,945,721
Textiles, Apparel & Luxury Goods 2.9%
Cie Financiere Richemont SA, Class A, Registered Shares	28,482	2,845,280
lululemon athletica, Inc.(a)	100,454	5,929,799
Total		8,775,079
Total Consumer Discretionary		91,621,325
Consumer Staples 2.1%
Beverages 0.7%
Pernod Ricard SA	18,364	2,092,232
Food Products 1.4%
Green Mountain Coffee Roasters, Inc.(a)	54,520	4,120,622
Total Consumer Staples		6,212,854
Energy 6.0%
Energy Equipment & Services 3.6%
Schlumberger Ltd.	118,945	10,718,134

Common Stocks (continued)

Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.4%
Antero Resources Corp.(a)	53,187	3,374,183
Continental Resources, Inc.(a)	35,426	3,986,134
Total		7,360,317
Total Energy		18,078,451
Financials 7.1%
Diversified Financial Services 5.2%
Citigroup, Inc.	229,893	11,979,724
IntercontinentalExchange Group, Inc.	16,787	3,775,732
Total		15,755,456
Insurance 1.9%
American International Group, Inc.	109,974	5,614,173
Total Financials		21,369,629
Health Care 13.3%
Biotechnology 13.3%
Biogen Idec, Inc.(a)	45,139	12,627,635
Celgene Corp.(a)	60,047	10,145,541
Gilead Sciences, Inc.(a)	229,036	17,212,056
Total		39,985,232
Total Health Care		39,985,232
Industrials 9.9%
Aerospace & Defense 2.7%
B/E Aerospace, Inc.(a)	20,207	1,758,615
Rolls-Royce Holdings PLC	307,301	6,499,841
Total		8,258,456
Machinery 2.4%
Cummins, Inc.	51,861	7,310,845
Road & Rail 4.8%
Canadian Pacific Railway Ltd.	53,255	8,058,547
Union Pacific Corp.	37,356	6,275,808
Total		14,334,355
Total Industrials		29,903,656

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Information Technology 23.3%
Internet Software & Services 11.0%
Facebook, Inc., Class A(a)	152,221	8,320,400
Google, Inc., Class A(a)	14,882	16,678,406
LinkedIn Corp., Class A(a)	28,911	6,268,772
Twitter, Inc.(a)	26,045	1,657,764
Total		32,925,342
IT Services 4.9%
FleetCor Technologies, Inc.(a)	13,717	1,607,221
Visa, Inc., Class A	59,510	13,251,687
Total		14,858,908
Semiconductors & Semiconductor Equipment 5.8%
ASML Holding NV	105,237	9,860,707
Texas Instruments, Inc.	171,707	7,539,654
Total		17,400,361
Software 1.6%
Salesforce.com, Inc.(a)	86,967	4,799,709
Total Information Technology		69,984,320
Materials 7.7%
Chemicals 7.7%
Monsanto Co.	119,104	13,881,571
Sherwin-Williams Co. (The)	51,053	9,368,226
Total		23,249,797
Total Materials		23,249,797
Total Common Stocks (Cost: $212,210,946)		300,405,264

Preferred Stocks —%

Issuer	Shares	Value ($)
Industrials —%
Aerospace & Defense —%
Rolls-Royce Holdings PLC(a)(b)	26,427,886	43,763
Total Industrials		43,763
Total Preferred Stocks (Cost: $36,524)		43,763

Money Market Funds 0.1%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(c)(d)	161,998	161,998
Total Money Market Funds (Cost: $161,998)		161,998
Total Investments (Cost: $212,409,468)		300,611,025
Other Assets & Liabilities, Net		(103,008)
Net Assets		300,508,017

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $43,763, which represents 0.01% of net assets.

(c)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(d)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	19,508,681	143,259,227	(162,605,910)	161,998	10,175	161,998

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Marsico Growth Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	88,776,045	2,845,280	—	91,621,325
Consumer Staples	4,120,622	2,092,232	—	6,212,854
Energy	18,078,451	—	—	18,078,451
Financials	21,369,629	—	—	21,369,629
Health Care	39,985,232	—	—	39,985,232
Industrials	23,403,815	6,499,841	—	29,903,656
Information Technology	69,984,320	—	—	69,984,320
Materials	23,249,797	—	—	23,249,797
Preferred Stocks
Industrials	—	43,763	—	43,763
Total Equity Securities	288,967,911	11,481,116	—	300,449,027
Mutual Funds
Money Market Funds	161,998	—	—	161,998
Total Mutual Funds	161,998	—	—	161,998
Total	289,129,909	11,481,116	—	300,611,025

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Marsico Growth Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $212,247,470)	$300,449,027
Affiliated issuers (identified cost $161,998)	161,998
Total investments (identified cost $212,409,468)	300,611,025
Receivable for:
Investments sold	699,678
Capital shares sold	662
Dividends	216,654
Reclaims	1,760
Expense reimbursement due from Investment Manager	18,326
Prepaid expenses	1,612
Total assets	301,549,717
Liabilities
Payable for:
Investments purchased	203,310
Capital shares purchased	471,873
Investment management fees	185,108
Distribution and/or service fees	7,531
Transfer agent fees	15,643
Administration fees	15,643
Compensation of board members	95,873
Other expenses	46,719
Total liabilities	1,041,700
Net assets applicable to outstanding capital stock	$300,508,017
Represented by
Paid-in capital	$170,627,242
Undistributed net investment income	152,798
Accumulated net realized gain	41,526,237
Unrealized appreciation (depreciation) on:
Investments	88,201,557
Foreign currency translations	183
Total — representing net assets applicable to outstanding capital stock	$300,508,017

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Marsico Growth Fund

Statement of Assets and Liabilities (continued)

December 31, 2013

Class 1
Net assets	$266,293,493
Shares outstanding	8,867,581
Net asset value per share	$30.03
Class 2
Net assets	$34,214,524
Shares outstanding	1,140,869
Net asset value per share	$29.99

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Marsico Growth Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$3,089,572
Dividends — affiliated issuers	10,175
Interest	3
Foreign taxes withheld	(66,541)
Total income	3,033,209
Expenses:
Investment management fees	2,061,988
Distribution and/or service fees
Class 2	84,113
Transfer agent fees
Class 1	153,633
Class 2	20,187
Administration fees	202,549
Compensation of board members	32,578
Custodian fees	11,057
Printing and postage fees	33,834
Professional fees	30,825
Other	33,958
Total expenses	2,664,722
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(291,138)
Total net expenses	2,373,584
Net investment income	659,625
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	53,385,586
Foreign currency translations	237
Net realized gain	53,385,823
Net change in unrealized appreciation (depreciation) on:
Investments	34,176,645
Foreign currency translations	8
Net change in unrealized appreciation (depreciation)	34,176,653
Net realized and unrealized gain	87,562,476
Net increase in net assets resulting from operations	$88,222,101

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Marsico Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$659,625	$1,904,174
Net realized gain	53,385,823	46,020,715
Net change in unrealized appreciation (depreciation)	34,176,653	(11,639,862)
Net increase in net assets resulting from operations	88,222,101	36,285,027
Distributions to shareholders
Net investment income
Class 1	(599,273)	(1,814,085)
Class 2	(25,028)	(160,937)
Total distributions to shareholders	(624,301)	(1,975,022)
Increase (decrease) in net assets from capital stock activity	(61,880,492)	(62,757,940)
Total increase (decrease) in net assets	25,717,308	(28,447,935)
Net assets at beginning of year	274,790,709	303,238,644
Net assets at end of year	$300,508,017	$274,790,709
Undistributed net investment income	$152,798	$117,237

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Marsico Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	126,263	3,261,057	153,087	3,380,800
Distributions reinvested	20,902	599,273	83,275	1,814,085
Redemptions	(2,235,376)	(58,151,222)	(2,911,332)	(64,380,065)
Net decrease	(2,088,211)	(54,290,892)	(2,674,970)	(59,185,180)
Class 2 shares
Subscriptions	185,514	4,780,498	217,819	4,826,743
Distributions reinvested	952	25,028	7,388	160,937
Redemptions	(475,158)	(12,395,126)	(385,449)	(8,560,440)
Net decrease	(288,692)	(7,589,600)	(160,242)	(3,572,760)
Total net decrease	(2,376,903)	(61,880,492)	(2,835,212)	(62,757,940)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Marsico Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$22.19	$19.92	$20.53		$16.91		$13.45
Income from investment operations:
Net investment income	0.07	0.14	0.07		0.01		0.08
Net realized and unrealized gain (loss)	7.84	2.29	(0.61)		3.63	(a)	3.49
Total from investment operations	7.91	2.43	(0.54)		3.64		3.57
Less distributions to shareholders:
Net investment income	(0.07)	(0.16)	(0.07)		(0.02)		(0.11)
Total distributions to shareholders	(0.07)	(0.16)	(0.07)		(0.02)		(0.11)
Net asset value, end of period	$30.03	$22.19	$19.92		$20.53		$16.91
Total return	35.64%	12.24%	(2.64%)		21.55%		26.66%
Ratios to average net assets(b)
Total gross expenses	0.89%	1.08%	1.10	%(c)	0.96	%(c)	0.93%
Total net expenses(d)	0.79%	0.83%	0.96	%(c)(e)	0.96	%(c)(e)(f)	0.93	%(e)
Net investment income	0.26%	0.66%	0.35%		0.06%		0.52%
Supplemental data
Net assets, end of period (in thousands)	$266,293	$243,084	$271,574		$345,175		$2,188,367
Portfolio turnover	109%	74%	68%		88%		62%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Includes interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

(f)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Marsico Growth Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$22.18	$19.92	$20.52		$16.93		$13.43
Income from investment operations:
Net investment income (loss)	0.00 (a)	0.09	0.03		(0.03)		0.04
Net realized and unrealized gain (loss)	7.83	2.28	(0.61)		3.63	(b)	3.49
Total from investment operations	7.83	2.37	(0.58)		3.60		3.53
Less distributions to shareholders:
Net investment income	(0.02)	(0.11)	(0.02)		(0.01)		(0.03)
Total distributions to shareholders	(0.02)	(0.11)	(0.02)		(0.01)		(0.03)
Net asset value, end of period	$29.99	$22.18	$19.92		$20.52		$16.93
Total return	35.31%	11.91%	(2.83%)		21.26%		26.32%
Ratios to average net assets(c)
Total gross expenses	1.14%	1.33%	1.35	%(d)	1.21	%(d)	1.18%
Total net expenses(e)	1.04%	1.08%	1.20	%(d)(f)	1.21	%(d)(f)(g)	1.18	%(f)
Net investment income (loss)	0.01%	0.41%	0.14%		(0.16%)		0.27%
Supplemental data
Net assets, end of period (in thousands)	$34,215	$31,706	$31,665		$30,444		$24,380
Portfolio turnover	109%	74%	68%		88%		62%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Includes interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  The Investment Manager reimbursed interest expense which had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Marsico Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013
18

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on an accrual basis.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the

Annual Report 2013
19

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.74% to 0.55% as the Fund's net assets increase. The effective investment management fee rate for the year ended December 31, 2013 was 0.71% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.23% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $2,008.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Annual Report 2013
20

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class A	0.79%
Class B	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$237
Accumulated net realized gain	(237)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$624,301	$1,975,022

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$2,873,624
Undistributed accumulated long-term gain	39,397,067
Unrealized appreciation	87,705,273

At December 31, 2013, the cost of investments for federal income tax purposes was $212,905,752 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$88,322,238
Unrealized depreciation	(616,965)
Net unrealized appreciation	$87,705,273

For the year ended December 31, 2013, $9,437,028 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $304,707,699 and $347,814,852, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of

Annual Report 2013
21

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 21.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 67.3% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Consumer Discretionary Risk

The Fund's portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The

Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q,

Annual Report 2013
22

Columbia Variable Portfolio — Marsico Growth Fund

Notes to Financial Statements (continued)

December 31, 2013

10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
23

Columbia Variable Portfolio — Marsico Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico Growth Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust I) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
24

Columbia Variable Portfolio — Marsico Growth Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	94.96%
Capital Gain Dividend	$41,366,920

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
25

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
26

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
27

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013
28

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013
29

Columbia Variable Portfolio — Marsico Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013
30

This page intentionally left blank.

Annual Report 2013
31

This page intentionally left blank.

Annual Report 2013
32

Columbia Variable Portfolio — Marsico Growth Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Marsico Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1546 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Marsico International Opportunities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	21
Federal Income Tax Information	22
Trustees and Officers	23
Important Information About This Report	29

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico International Opportunities Fund (the Fund) Class 2 shares returned 20.39% for the 12-month period that ended December 31, 2013.

>  The Fund underperformed its benchmark, the MSCI EAFE Index (Net), which returned 22.78% for the same 12-month period.

>  Stock selection in the financials, consumer staples, information technology and health care sectors detracted from performance while stock selection in consumer discretionary and materials aided results. Sector allocation and currency effect also benefited returns.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 2	03/27/98	20.39	13.24	7.02
MSCI EAFE Index (Net)		22.78	12.44	6.91

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Marsico International Opportunities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio — Marsico International Opportunities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Marsico International Opportunities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 2 shares returned 20.39%. The Fund underperformed its benchmark, the MSCI EAFE Index (Net) which returned 22.78% for the same 12-month period. Stock selection in several sectors, including financials, consumer staples, information technology and health care, detracted from performance. Stock selection in the consumer discretionary and materials sectors aided performance. Sector allocations and currency effect further benefited the Fund's performance.

Market Conditions

Many international equity markets posted gains as global economic growth slowly improved. Performance was strong in developed international markets. The European Central Bank, under Mario Draghi's leadership, implemented a rationale that allows it to support sovereign debt, ending the acute crisis for the continent. While European growth continued to be modest, recession appears to have ended. Central bank commitment to support growth in Japan by inviting a weaker currency also appears to be a success. Japan's economy showed signs of a slow rebound and the Nikkei, in response, closed the 12-month period with a strong gain. By contrast, emerging market equities generally posted weak returns. Countries with high deficits were hurt by the U.S. Federal Reserve's steps to begin to unwind its monetary stimulus and the potential for higher interest rates.

Stock Selection Delivered Mixed Results

In the financials sector, stock selection detracted from Fund performance. Brazilian real estate company BR Malls Participacoes posted a double-digit decline. The Fund maintained a position in BR Malls because we believe it has the ability to link its rental contracts to inflation and thus provide protection in an inflationary environment. Further, shopping malls are a direct way to access rising disposable income spent by Brazilian consumers. Banks BNP Paribas and Standard Chartered posted negative returns and were sold from the portfolio. In the consumer staples sector, premium spirits company Remy Cointreau posted a negative return as sales in China, a key market for the company's cognac, slowed. Jeronimo Martins, a grocer, suffered margin pressures as competition in Poland increased. However, we retained positions in both stocks as we believe long-term growth opportunities for their respective businesses remain attractive. Information technology holdings Telecity Group and DeNA detracted from performance. United Kingdom-based Telecity's stock price, along with many of its peers, declined following reports of slower growth in the data center industry. We continue to monitor pricing trends in Telecity's key markets and believe that the lower-than-expected results from the first half of 2013 were largely a reflection of one-time events and timing issues relating to capacity. Japan-based online social games company DeNA posted a negative return and was sold.

Pharmaceutical holdings Shire and GlaxoSmithKline posted weak returns and were sold in favor of investments in which we have higher conviction. Athletic apparel company lululemon athletica declined sharply and was a significant detractor from performance. The firm faced several challenges during the period, including quality control and the resignation of its CEO. Late in the period, the company announced changes to its management team, appointing a new CEO and chairman of the board. The Fund has retained its position in the company because we see favorable upside potential.

Portfolio Management

Marsico Capital Management, LLC

James Gendelman

Munish Malhotra, CFA

Top Ten Holdings (%) (at December 31, 2013)
Liberty Global PLC, Series C (United Kingdom)	4.3
Schlumberger Ltd. (United States)	4.2
ASML Holding NV (Netherlands)	4.2
Canadian Pacific Railway Ltd. (Canada)	4.2
Roche Holding AG, Genusschein Shares (Switzerland)	4.2
Telecity Group PLC (United Kingdom)	3.9
Rolls-Royce Holdings PLC (United Kingdom)	3.6
Swatch Group AG (The) (Switzerland)	3.3
lululemon athletica, Inc. (United States)	3.3
AIA Group Ltd. (Hong Kong)	3.2

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at December 31, 2013)
Argentina	0.9
Brazil	1.1
Canada	9.4
China	2.4
France	1.9
Germany	7.4
Hong Kong	5.6
India	1.2
Japan	8.1
Netherlands	6.2
Panama	1.5
Portugal	2.5
Russian Federation	3.8
South Africa	3.0
Switzerland	7.3
Taiwan	3.0
United Kingdom	17.6
United States(a)	17.1
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013
4

Columbia Variable Portfolio — Marsico International Opportunities Fund

Manager Discussion of Fund Performance (continued)

An underweight in telecommunications also detracted from results, as the sector was the strongest performer in the Fund's benchmark.

By contrast, stock selection and an overweight allocation to the consumer discretionary sector were primary positive contributors to performance. The sector was a strong performer within the benchmark, and the Fund benefited by having a significant portion of net assets invested there. Rakuten, a Japan-based e-commerce company, posted a strong return as consumer spending improved. Casino operator Sands China reported favorable results in its gaming businesses in the Cotai region and registered a sizeable stock price gain.

Glencore Xtrata, a Switzerland-headquartered mining and commodity trading company, posted a double-digit positive return and was sold. Materials was the weakest-performing sector of the benchmark and the Fund benefited from selling its few materials-related holdings prior to period-end.

In the technology sector, Yandex, Russia's leading search engine, and global payments processor MasterCard posted strong gains. Yandex's business is growing as more Russian consumers adopt mobile technology. MasterCard has benefited from a secular growth trend as consumer spending increased and payment by credit card instead of cash escalated. An overweight in information technology and underweights in utilities and energy also added to results.

Active currency management is not a central facet of the Fund's investment process, but fluctuations in major world currencies can affect performance. Currencies had a net positive impact for this period. Fund performance was aided by an underweight allocation to securities denominated in the Japanese yen and Australian dollar, both of which weakened in the period.

During the period, we significantly increased the Fund's allocation to the consumer discretionary sector, while reducing investments in financials, telecommunication services, materials and consumer staples. At period-end, the Fund's largest sector allocations included consumer discretionary, information technology and industrials. It had no exposure to the materials, utilities or telecommunication services sectors.

Looking Ahead

At present, we believe we are entering a period of modest global economic growth. Furthermore, we find big picture macroeconomic risks are currently receding. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth appear poised to outperform their peers. These are the characteristics we seek for Fund holdings.

Summary of Investments in Securities by Industry (%) (at December 31, 2013)
Aerospace & Defense	3.5
Airlines	1.5
Automobiles	3.1
Beverages	1.5
Biotechnology	1.9
Capital Markets	1.7
Diversified Financial Services	2.0
Electrical Equipment	2.0
Energy Equipment & Services	4.1
Food & Staples Retailing	3.5
Health Care Providers & Services	2.1
Hotels, Restaurants & Leisure	4.5
Insurance	3.0
Internet & Catalog Retail	5.8
Internet Software & Services	9.2
IT Services	5.8
Media	9.3
Multiline Retail	1.1
Oil, Gas & Consumable Fuels	3.0
Pharmaceuticals	4.0
Real Estate Management & Development	1.1
Road & Rail	4.0
Semiconductors & Semiconductor Equipment	8.1
Specialty Retail	1.2
Textiles, Apparel & Luxury Goods	8.8
Money Market Funds	2.6
Total	98.4

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Variable Portfolio — Marsico International Opportunities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class 2 of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 2	1,000.00	1,000.00	1,159.70	1,019.47	6.49	6.07	1.18

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 95.8%

Issuer	Shares	Value ($)
Argentina 0.9%
MercadoLibre, Inc.	12,865	1,386,718
Brazil 1.1%
BR Malls Participacoes SA	218,200	1,576,904
Canada 9.2%
Canadian Pacific Railway Ltd.	39,416	5,961,102
Dollarama, Inc.	19,698	1,635,736
IMAX Corp.(a)	55,779	1,644,365
Suncor Energy, Inc.	127,750	4,478,616
Total		13,719,819
China 2.3%
Anton Oilfield Services Group Ltd.	118,000	71,826
Qunar Cayman Islands Ltd., ADR(a)	56,077	1,487,723
Youku Tudou, Inc., ADR(a)	63,404	1,921,141
Total		3,480,690
France 1.9%
Criteo SA, ADR(a)	18,079	618,302
Remy Cointreau SA	26,041	2,187,462
Total		2,805,764
Germany 7.3%
Adidas AG	29,385	3,747,113
Bayerische Motoren Werke AG	25,043	2,940,866
Wirecard AG	106,332	4,208,864
Total		10,896,843
Hong Kong 5.5%
AIA Group Ltd.	900,200	4,531,146
Sands China Ltd.	456,000	3,737,072
Total		8,268,218
India 1.1%
Tata Motors Ltd., ADR	55,540	1,710,632
Japan 8.0%
Japan Exchange Group, Inc.	106,300	3,021,459
Jin Co. Ltd.	41,300	1,747,259
Rakuten, Inc.	294,000	4,387,489
Start Today Co., Ltd.	110,700	2,752,613
Total		11,908,820

Common Stocks (continued)

Issuer	Shares	Value ($)
Netherlands 6.1%
ASML Holding NV	64,209	6,013,922
Sensata Technologies Holding NV(a)	77,831	3,017,508
Total		9,031,430
Panama 1.5%
Copa Holdings SA, Class A	14,040	2,247,944
Portugal 2.5%
Jeronimo Martins SGPS SA	188,890	3,693,506
Russian Federation 3.8%
Magnit OJSC, GDR(b)	22,527	1,496,199
Yandex NV, Class A(a)	95,039	4,100,933
Total		5,597,132
South Africa 2.9%
Naspers Ltd., Class N	41,872	4,382,930
Switzerland 7.2%
Roche Holding AG, Genusschein Shares	21,197	5,937,837
Swatch Group AG (The)	7,133	4,727,779
Total		10,665,616
Taiwan 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	252,453	4,402,780
United Kingdom 17.3%
ARM Holdings PLC	94,684	1,721,628
Domino's Pizza Group PLC	356,608	3,033,784
Hargreaves Lansdown PLC	109,716	2,464,414
Liberty Global PLC, Series C(a)	72,378	6,102,913
Rightmove PLC	37,727	1,713,356
Rolls-Royce Holdings PLC	241,849	5,115,441
Telecity Group PLC	467,823	5,627,807
Total		25,779,343
United States 14.2%
Catamaran Corp.(a)	66,261	3,146,073
Gilead Sciences, Inc.(a)	38,488	2,892,373
lululemon athletica, Inc.(a)	78,798	4,651,446
MasterCard, Inc., Class A	5,311	4,437,128
Schlumberger Ltd.	67,282	6,062,781
Total		21,189,801
Total Common Stocks (Cost: $117,746,951)		142,744,890

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Preferred Stocks —%

Issuer	Shares	Value ($)
United Kingdom —%
Rolls-Royce Holdings PLC(a)(c)	19,202,768	31,798
Total Preferred Stocks (Cost: $18,630)		31,798

Money Market Funds 2.6%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(d)(e)	3,950,115	3,950,115
Total Money Market Funds (Cost: $3,950,115)		3,950,115
Total Investments (Cost: $121,715,696)		146,726,803
Other Assets & Liabilities, Net		2,352,892
Net Assets		149,079,695

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2013, the value of these securities amounted to $1,496,199 or 1.00% of net assets.

(c)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $31,798, which represents 0.02% of net assets.

(d)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,238,245	108,494,579	(105,782,709)	3,950,115	5,700	3,950,115

Abbreviation Legend

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Marsico International Opportunities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	17,232,815	33,170,261	—	50,403,076
Consumer Staples	—	7,377,168	—	7,377,168
Energy	10,541,397	71,826	—	10,613,223
Financials	1,576,904	10,017,019	—	11,593,923
Health Care	6,038,445	5,937,837	—	11,976,282
Industrials	11,226,554	5,115,441	—	16,341,995
Information Technology	16,867,002	17,572,221	—	34,439,223
Preferred Stocks
Industrials	—	31,798	—	31,798
Total Equity Securities	63,483,117	79,293,571	—	142,776,688
Mutual Funds
Money Market Funds	3,950,115	—	—	3,950,115
Total Mutual Funds	3,950,115	—	—	3,950,115
Total	67,433,232	79,293,571	—	146,726,803

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $117,765,581)	$142,776,688
Affiliated issuers (identified cost $3,950,115)	3,950,115
Total investments (identified cost $121,715,696)	146,726,803
Foreign currency (identified cost $4,700)	4,705
Receivable for:
Investments sold	2,778,969
Capital shares sold	10,440
Dividends	43,032
Reclaims	128,912
Prepaid expenses	1,465
Total assets	149,694,326
Liabilities
Payable for:
Investments purchased	289,049
Capital shares purchased	40,559
Investment management fees	101,010
Distribution and/or service fees	31,965
Transfer agent fees	7,671
Administration fees	10,229
Compensation of board members	74,501
Expense reimbursement due to Investment Manager	6,381
Other expenses	53,266
Total liabilities	614,631
Net assets applicable to outstanding capital stock	$149,079,695
Represented by
Paid-in capital	$181,524,729
Excess of distributions over net investment income	(45,487)
Accumulated net realized loss	(57,418,105)
Unrealized appreciation (depreciation) on:
Investments	25,011,107
Foreign currency translations	7,451
Total — representing net assets applicable to outstanding capital stock	$149,079,695
Class 2
Net assets	$149,079,695
Shares outstanding	8,033,756
Net asset value per share	$18.56

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$2,588,229
Dividends — affiliated issuers	5,700
Interest	4,604
Foreign taxes withheld	(271,059)
Total income	2,327,474
Expenses:
Investment management fees	1,160,168
Distribution and/or service fees
Class 2	366,854
Transfer agent fees
Class 2	88,043
Administration fees	130,109
Compensation of board members	26,246
Custodian fees	40,884
Printing and postage fees	27,341
Professional fees	39,168
Other	29,389
Total expenses	1,908,202
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(161,626)
Total net expenses	1,746,576
Net investment income	580,898
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	27,583,453
Foreign currency translations	(47,061)
Net realized gain	27,536,392
Net change in unrealized appreciation (depreciation) on:
Investments	(806,680)
Foreign currency translations	12,158
Net change in unrealized appreciation (depreciation)	(794,522)
Net realized and unrealized gain	26,741,870
Net increase in net assets resulting from operations	$27,322,768

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$580,898	$1,796,115
Net realized gain	27,536,392	6,280,850
Net change in unrealized appreciation (depreciation)	(794,522)	17,398,938
Net increase in net assets resulting from operations	27,322,768	25,475,903
Distributions to shareholders
Net investment income
Class 2	(611,391)	(1,427,835)
Total distributions to shareholders	(611,391)	(1,427,835)
Increase (decrease) in net assets from capital stock activity	(25,883,821)	(32,393,276)
Total increase (decrease) in net assets	827,556	(8,345,208)
Net assets at beginning of year	148,252,139	156,597,347
Net assets at end of year	$149,079,695	$148,252,139
Excess of distributions over net investment income	$(45,487)	$(421,996)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Marsico International Opportunities Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2 shares
Subscriptions	218,074	3,658,549	282,614	3,909,812
Distributions reinvested	33,715	611,391	93,384	1,427,835
Redemptions	(1,794,133)	(30,153,761)	(2,581,229)	(37,730,923)
Total net decrease	(1,542,344)	(25,883,821)	(2,205,231)	(32,393,276)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Marsico International Opportunities Fund

Financial Highlights

The following table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 2	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$15.48	$13.29	$15.98		$14.15		$10.45
Income from investment operations:
Net investment income	0.07	0.17	0.03		0.06		0.05
Net realized and unrealized gain (loss)	3.09	2.17	(2.60)		1.87		3.88
Total from investment operations	3.16	2.34	(2.57)		1.93		3.93
Less distributions to shareholders:
Net investment income	(0.08)	(0.15)	(0.12)		(0.10)		(0.23)
Total distributions to shareholders	(0.08)	(0.15)	(0.12)		(0.10)		(0.23)
Net asset value, end of period	$18.56	$15.48	$13.29		$15.98		$14.15
Total return	20.39%	17.62%	(16.18%)		13.73%		37.95%
Ratios to average net assets(a)
Total gross expenses	1.30%	1.44%	1.51%		1.47%		1.44%
Total net expenses(b)	1.19%	1.30%	1.45	%(c)	1.45	%(c)	1.44	%(c)
Net investment income	0.40%	1.16%	0.20%		0.39%		0.42%
Supplemental data
Net assets, end of period (in thousands)	$149,080	$148,252	$156,597		$223,100		$235,127
Portfolio turnover	129%	74%	95%		112%		113%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Marsico International Opportunities Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

Annual Report 2013
16

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional Class 2 shares of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.79% to 0.62% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to 0.80% of the Fund's average daily net assets. The effective investment management fee rate for the year ended December 31, 2013 was 0.79% of the Fund's average daily net assets.

Annual Report 2013
17

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.22% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2013 was 0.09% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,684.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the Fund's average daily net assets:

May 1, 2013 through April 30, 2014	Prior to May 1, 2013
1.18%	1.21%

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

Annual Report 2013
18

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

At December 31, 2013, these differences are primarily due to differing treatment for: capital loss carryforwards, foreign currency transactions, passive foreign investment company (PFIC) holdings, deferral/reversal of wash sales losses, and Trustees' deferred compensation. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$407,002
Accumulated net realized loss	(406,999)
Paid-in capital	(3)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$611,391	$1,427,835

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$28,614
Unrealized appreciation	24,946,103

At December 31, 2013, the cost of investments for federal income tax purposes was $121,780,700 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$27,372,124
Unrealized depreciation	(2,426,021)
Net unrealized appreciation	$24,946,103

The following capital loss carryforward, determined at December 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2016	$9,160,020
2017	48,193,080
Total	$57,353,100

For the year ended December 31, 2013, $25,801,935 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $182,475,665 and $210,863,672, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 50.5% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 33.9% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of

Annual Report 2013
19

Columbia Variable Portfolio — Marsico International Opportunities Fund

Notes to Financial Statements (continued)

December 31, 2013

the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC,

which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
20

Columbia Variable Portfolio — Marsico International Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico International Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico International Opportunities Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust I) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, brokers and transfer agent, and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
21

Columbia Variable Portfolio — Marsico International Opportunities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	4.50%
Foreign Taxes Paid	$196,888
Foreign Source Income	$2,548,800

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013
22

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
23

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
24

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013
25

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013
26

Columbia Variable Portfolio — Marsico International Opportunities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013
27

This page intentionally left blank.

Annual Report 2013
28

Columbia Variable Portfolio — Marsico International Opportunities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
29

Columbia Variable Portfolio — Marsico International Opportunities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1662 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Marsico 21st Century Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico 21st Century Fund (the Fund) Class 1 shares returned 42.43% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the Russell 3000 Index, which returned 33.55% for the same time period.

>  A combination of stock selection and favorable sector allocation aided relative results.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	42.43	15.82	8.29
Class 2*	10/02/06	42.00	15.55	7.99
Russell 3000 Index		33.55	18.71	7.88

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Variable Portfolio — Marsico 21st Century Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – December 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico 21st Century Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013
3

Columbia Variable Portfolio — Marsico 21st Century Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 1 shares returned 42.43%. The Fund significantly outperformed its benchmark, the Russell 3000 Index, which returned 33.55% for the same time period. Stock selection in the health care sector, notably in the pharmaceutical and biotechnology industries, was a primary positive contributor to performance. Consumer discretionary was the strongest-performing sector of the benchmark and the Fund's performance was bolstered by strong stock selection and a significant overweight in the sector. Stock selection in consumer staples and information technology aided Fund results, while stock selection in industrials and financials detracted.

Market Conditions

What a difference a year makes. As 2013 began, U.S. budget policy was in a state of crisis and monetary policy makers were increasingly anxious about their ability to steer the economy clear of another swoon if massive fiscal tightening occurred. The fiscal cliff was avoided, although the payroll tax rose and high income Americans saw their taxes increase. The long-feared sequester took effect, but translated largely into cuts in defense spending. Taken together, these actions caused less fiscal drag than was feared, and the U.S. experienced a decent year of economic growth. The moves for stock prices and bond yields reflected reactions to a wide array of economic reports, as some developments turned out much better than expected. Equity gains unfolded amid upside surprises for top and bottom lines. Stronger real growth occurred while inflation barometers continued to suggest that there were little or no near-term inflationary price pressures.

On the U.S. policy front, the news improved. In early October, the U.S. federal government entered a 16-day shutdown after Congress failed to reach a compromise on spending, but a bipartisan budget deal was subsequently reached in December. The details reveal an extremely modest plan, but the past year's much better-than-expected tax receipts, laid alongside the 2013 tax increases and the sequester cuts put in place, modestly changed the U.S. fiscal outlook for the better. For its part, the Federal Reserve (the Fed) announced a plan for slowly reducing its bond purchase program, beginning in January 2014. The Fed also reaffirmed its commitment to low interest rates, unless and until the U.S. economy exhibits substantially better economic news.

Stock Selection, Sector Positioning Aided Results

Stock selection in the health care sector was strong, led by investments in pharmaceutical and biotechnology companies. Our interest in these companies stems from the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We are seeing a variety of emerging therapeutic pathways and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly-specialized compounds are developed to treat specific genetic targets. In this regard, Gilead Sciences and Biogen Idec were strong performers. Gilead Sciences is the world leader in therapeutics for viral diseases. We believe the company is likely to experience significant growth with the upcoming launch of a revolutionary drug franchise for Hepatitis C. Biogen Idec is the leader in developing treatments for multiple sclerosis (MS). During the period, the company received approval from the Food & Drug Administration for Tecfidera — the first oral medication that provides an

Portfolio Management

Marsico Capital Management, LLC

Brandon Geisler

Top Ten Holdings (%) (at December 31, 2013)
Gilead Sciences, Inc.	5.0
Biogen Idec, Inc.	4.3
Monsanto Co.	4.2
Google, Inc., Class A	3.8
Walt Disney Co. (The)	3.7
Mastercard, Inc., Class A	3.7
Schlumberger Ltd.	3.3
Citigroup, Inc.	3.1
Genesee & Wyoming, Inc., Class A	3.1
Wynn Resorts Ltd.	2.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	99.7
Consumer Discretionary	24.1
Consumer Staples	7.0
Energy	4.9
Financials	7.7
Health Care	14.5
Industrials	13.0
Information Technology	20.6
Materials	7.9
Money Market Funds	0.3
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
4

Columbia Variable Portfolio — Marsico 21st Century Fund

Manager Discussion of Fund Performance (continued)

alternative that could allow thousands of MS patients to stop taking drugs by needle or intravenously.

Fund results benefited from a significant overweight in the consumer discretionary sector, which was the strongest-performing within the benchmark. Stock selection within the sector was also strong, led by investments in automobile manufacturers and consumer service companies. Luxury electric car manufacturer Tesla Motors's stock price skyrocketed and was a material contributor to performance. We trimmed the Fund's stake in Tesla but have maintained a small position, because we believe there is further upside potential as the company continues to experience unit sales growth, improved margins, growth opportunities in overseas markets and expects to introduce a new model in 2014. Within the consumer services industry, hotel and casino operator Wynn Resorts and restaurant company Chipotle Mexican Grill performed well. In the consumer staples sector, beverage companies Constellation Brands and Green Mountain Coffee Roasters posted solid gains. Other top-performers included payment processor MasterCard and FleetCor Technologies, a provider of payment services including fuel cards and corporate lodging discount cards.

Individual Disappointments

Certain industrial and financials positions detracted from performance. MRC Global, an industrial distributor of pipes, valves and fittings for the energy industry, posted a double-digit loss prior to being sold. Certain information technology positions struggled, including VMware, a software virtualization company that lost ground after it provided guidance for slower license revenue growth. Cloud computing firm Red Hat experienced stock price pressure on concerns of decelerating growth trends for its business and was also sold. Online travel reservations company Expedia posted a loss due in part to weakness in its international business and was sold.

Portfolio Positioning

During the period, the Fund increased its allocations to the consumer staples, health care, information technology and materials sectors. We reduced its exposure to the industrials and financials sectors. As of period-end, the Fund's largest sector allocations included consumer discretionary, information technology, health care and industrials. The Fund had no exposure to the utilities or telecommunication services sectors.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Furthermore, we find big picture macroeconomic risks are receding at this time. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth are positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund.

Annual Report 2013
5

Columbia Variable Portfolio — Marsico 21st Century Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,236.40	1,021.25	4.73	4.27	0.83
Class 2	1,000.00	1,000.00	1,234.20	1,019.98	6.15	5.56	1.08

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013
6

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.9%

Issuer	Shares	Value ($)
Consumer Discretionary 24.2%
Automobiles 0.3%
Tesla Motors, Inc.(a)	2,285	343,618
Distributors 2.0%
LKQ Corp.(a)	76,366	2,512,441
Hotels, Restaurants & Leisure 6.5%
Domino's Pizza, Inc.	14,574	1,015,079
Dunkin' Brands Group, Inc.	38,851	1,872,618
Hilton Worldwide Holdings, Inc.(a)	28,508	634,303
Panera Bread Co., Class A(a)	7,313	1,292,134
Wynn Resorts Ltd.	18,363	3,566,279
Total		8,380,413
Internet & Catalog Retail 1.2%
Amazon.com, Inc.(a)	3,845	1,533,348
Media 6.2%
Liberty Global PLC, Series C(a)	29,663	2,501,184
SFX Entertainment, Inc.(a)	58,199	698,388
Walt Disney Co. (The)	62,081	4,742,989
Total		7,942,561
Specialty Retail 3.8%
Monro Muffler Brake, Inc.	25,379	1,430,360
Ross Stores, Inc.	26,824	2,009,922
Ulta Salon Cosmetics & Fragrance, Inc.(a)	14,655	1,414,501
Total		4,854,783
Textiles, Apparel & Luxury Goods 4.2%
Cie Financiere Richemont SA, Class A, Registered Shares	12,190	1,217,750
lululemon athletica, Inc.(a)	27,145	1,602,369
Michael Kors Holdings Ltd.(a)	32,546	2,642,410
Total		5,462,529
Total Consumer Discretionary		31,029,693
Consumer Staples 7.0%
Beverages 3.2%
Constellation Brands, Inc., Class A(a)	47,396	3,335,731
Remy Cointreau SA	8,864	744,582
Total		4,080,313

Common Stocks (continued)

Issuer	Shares	Value ($)
Food Products 3.8%
Green Mountain Coffee Roasters, Inc.(a)	20,962	1,584,308
Mondelez International, Inc., Class A	95,039	3,354,876
Total		4,939,184
Total Consumer Staples		9,019,497
Energy 4.9%
Energy Equipment & Services 3.3%
Schlumberger Ltd.	46,689	4,207,146
Oil, Gas & Consumable Fuels 1.6%
Antero Resources Corp.(a)	33,104	2,100,117
Total Energy		6,307,263
Financials 7.7%
Capital Markets 1.6%
Morgan Stanley	63,057	1,977,468
Commercial Banks 1.3%
City National Corp.	21,434	1,698,001
Diversified Financial Services 4.8%
Citigroup, Inc.	77,406	4,033,627
IntercontinentalExchange Group, Inc.	9,394	2,112,898
Total		6,146,525
Total Financials		9,821,994
Health Care 14.5%
Biotechnology 12.6%
Alexion Pharmaceuticals, Inc.(a)	10,747	1,429,996
Biogen Idec, Inc.(a)	19,761	5,528,140
BioMarin Pharmaceutical, Inc.(a)	19,637	1,379,892
Gilead Sciences, Inc.(a)	85,472	6,423,221
Incyte Corp., Ltd.(a)	28,142	1,424,829
Total		16,186,078
Health Care Providers & Services 1.4%
Envision Healthcare Holdings, Inc.(a)	49,168	1,746,447
Health Care Technology 0.5%
Veeva Systems Inc., Class A(a)	20,196	648,292
Total Health Care		18,580,817

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
7

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Industrials 13.0%
Aerospace & Defense 4.0%
B/E Aerospace, Inc.(a)	36,882	3,209,841
DigitalGlobe, Inc.(a)	15,116	622,023
TransDigm Group, Inc.	8,056	1,297,177
Total		5,129,041
Machinery 1.7%
Cummins, Inc.	15,204	2,143,308
Professional Services 4.3%
IHS, Inc., Class A(a)	24,525	2,935,642
Verisk Analytics, Inc., Class A(a)	39,368	2,587,265
Total		5,522,907
Road & Rail 3.0%
Genesee & Wyoming, Inc., Class A(a)	40,831	3,921,818
Total Industrials		16,717,074
Information Technology 20.7%
Internet Software & Services 9.7%
Facebook, Inc., Class A(a)	63,089	3,448,445
Google, Inc., Class A(a)	4,376	4,904,227
LinkedIn Corp., Class A(a)	5,619	1,218,368
VeriSign, Inc.(a)	34,527	2,064,024
Youku Tudou, Inc., ADR(a)	24,180	732,654
Total		12,367,718
IT Services 6.7%
FleetCor Technologies, Inc.(a)	16,591	1,943,968
Mastercard, Inc., Class A	5,613	4,689,437
Wirecard AG	50,176	1,986,081
Total		8,619,486

Common Stocks (continued)

Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment 1.6%
ASML Holding NV	22,065	2,067,490
Software 2.7%
Salesforce.com, Inc.(a)	56,965	3,143,898
Workday, Inc., Class A(a)	4,105	341,372
Total		3,485,270
Total Information Technology		26,539,964
Materials 7.9%
Chemicals 7.9%
Ecolab, Inc.	15,745	1,641,731
Monsanto Co.	46,453	5,414,097
Sherwin-Williams Co. (The)	16,799	3,082,617
Total		10,138,445
Total Materials		10,138,445
Total Common Stocks (Cost: $91,436,864)		128,154,747

Money Market Funds 0.3%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(b)(c)	398,654	398,654
Total Money Market Funds (Cost: $398,654)		398,654
Total Investments (Cost: $91,835,518)		128,553,401
Other Assets & Liabilities, Net		(215,280)
Net Assets		128,338,121

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	7,696,987	63,500,520	(70,798,853)	398,654	3,817	398,654

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2013

Abbreviation Legend

ADR  American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Variable Portfolio — Marsico 21st Century Fund

Portfolio of Investments (continued)

December 31, 2013

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	29,811,943	1,217,750	—	31,029,693
Consumer Staples	8,274,915	744,582	—	9,019,497
Energy	6,307,263	—	—	6,307,263
Financials	9,821,994	—	—	9,821,994
Health Care	18,580,817	—	—	18,580,817
Industrials	16,717,074	—	—	16,717,074
Information Technology	24,553,883	1,986,081	—	26,539,964
Materials	10,138,445	—	—	10,138,445
Total Equity Securities	124,206,334	3,948,413	—	128,154,747
Mutual Funds
Money Market Funds	398,654	—	—	398,654
Total Mutual Funds	398,654	—	—	398,654
Total	124,604,988	3,948,413	—	128,553,401

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $91,436,864)	$128,154,747
Affiliated issuers (identified cost $398,654)	398,654
Total investments (identified cost $91,835,518)	128,553,401
Receivable for:
Capital shares sold	23,364
Dividends	87,101
Reclaims	2,994
Prepaid expenses	1,476
Total assets	128,668,336
Liabilities
Payable for:
Capital shares purchased	97,042
Investment management fees	79,949
Distribution and/or service fees	26,456
Transfer agent fees	6,756
Administration fees	6,756
Compensation of board members	73,909
Expense reimbursement due to Investment Manager	12,095
Other expenses	27,252
Total liabilities	330,215
Net assets applicable to outstanding capital stock	$128,338,121
Represented by
Paid-in capital	$87,045,991
Excess of distributions over net investment income	(73,519)
Accumulated net realized gain	4,647,705
Unrealized appreciation (depreciation) on:
Investments	36,717,883
Foreign currency translations	61
Total — representing net assets applicable to outstanding capital stock	$128,338,121
Class 1
Net assets	$7,794,314
Shares outstanding	464,237
Net asset value per share	$16.79
Class 2
Net assets	$120,543,807
Shares outstanding	7,280,215
Net asset value per share	$16.56

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Operations

Year Ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$880,971
Dividends — affiliated issuers	3,817
Foreign taxes withheld	(8,307)
Total income	876,481
Expenses:
Investment management fees	908,785
Distribution and/or service fees
Class 2	300,804
Transfer agent fees
Class 1	4,413
Class 2	72,192
Administration fees	89,495
Compensation of board members	25,766
Custodian fees	7,153
Printing and postage fees	6,328
Professional fees	25,667
Line of credit interest expense	446
Other	24,077
Total expenses	1,465,126
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(111,120)
Total net expenses	1,354,006
Net investment loss	(477,525)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	28,831,196
Foreign currency translations	4,672
Net realized gain	28,835,868
Net change in unrealized appreciation (depreciation) on:
Investments	16,269,169
Foreign currency translations	112
Net change in unrealized appreciation (depreciation)	16,269,281
Net realized and unrealized gain	45,105,149
Net increase in net assets resulting from operations	$44,627,624

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income (loss)	$(477,525)	$303,565
Net realized gain	28,835,868	9,183,742
Net change in unrealized appreciation (depreciation)	16,269,281	4,497,016
Net increase in net assets resulting from operations	44,627,624	13,984,323
Distributions to shareholders
Net investment income
Class 1	(31,896)	—
Class 2	(285,946)	—
Total distributions to shareholders	(317,842)	—
Increase (decrease) in net assets from capital stock activity	(37,766,605)	(19,940,871)
Total increase (decrease) in net assets	6,543,177	(5,956,548)
Net assets at beginning of year	121,794,944	127,751,492
Net assets at end of year	$128,338,121	$121,794,944
Undistributed (excess of distributions over) net investment income	$(73,519)	$257,799

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Variable Portfolio — Marsico 21st Century Fund

Statement of Changes in Net Assets (continued)

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	28,482	418,935	13,941	162,670
Distributions reinvested	2,235	31,896	—	—
Redemptions	(148,829)	(2,112,940)	(233,596)	(2,714,735)
Net decrease	(118,112)	(1,662,109)	(219,655)	(2,552,065)
Class 2 shares
Subscriptions	242,778	3,346,775	732,605	8,542,629
Distributions reinvested	20,294	285,946	—	—
Redemptions	(2,814,493)	(39,737,217)	(2,237,659)	(25,931,435)
Net decrease	(2,551,421)	(36,104,496)	(1,505,054)	(17,388,806)
Total net decrease	(2,669,533)	(37,766,605)	(1,724,709)	(19,940,871)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Variable Portfolio — Marsico 21st Century Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year Ended December 31,
Class 1	2013		2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$11.84		$10.63	$12.07	$10.28		$8.10
Income from investment operations:
Net investment income (loss)	(0.02)		0.05	0.01	(0.03)		0.01
Net realized and unrealized gain (loss)	5.03		1.16	(1.45)	1.82		2.18
Total from investment operations	5.01		1.21	(1.44)	1.79		2.19
Less distributions to shareholders:
Net investment income	(0.06)		—	—	—		(0.01)
Total distributions to shareholders	(0.06)		—	—	—		(0.01)
Net asset value, end of period	$16.79		$11.84	$10.63	$12.07		$10.28
Total return	42.43%		11.38%	(11.93%)	17.41	%(a)	27.07%
Ratios to average net assets(b)
Total gross expenses	0.91	%(c)	1.09%	1.14%	1.11	%(c)	1.11%
Total net expenses(d)	0.82	%(c)	0.90%	1.05%	1.05	%(c)(e)	1.06	%(e)
Net investment income (loss)	(0.14%)		0.45%	0.04%	(0.28%)		0.08%
Supplemental data
Net assets, end of period (in thousands)	$7,794		$6,897	$8,527	$11,963		$12,886
Portfolio turnover	96%		74%	107%	100%		147%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement increased total return and net asset value per share by less than 0.01% and $0.01 respectively.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Variable Portfolio — Marsico 21st Century Fund

Financial Highlights (continued)

	Year Ended December 31,
Class 2	2013		2012	2011	2010		2009
Per share data
Net asset value, beginning of period	$11.69		$10.52	$11.97	$10.22		$8.06
Income from investment operations:
Net investment income (loss)	(0.05)		0.03	(0.02)	(0.05)		(0.02)
Net realized and unrealized gain (loss)	4.95		1.14	(1.43)	1.80		2.18
Total from investment operations	4.90		1.17	(1.45)	1.75		2.16
Less distributions to shareholders:
Net investment income	(0.03)		—	—	—		—
Total distributions to shareholders	(0.03)		—	—	—		—
Net asset value, end of period	$16.56		$11.69	$10.52	$11.97		$10.22
Total return	42.00%		11.12%	(12.11%)	17.12	%(a)	26.80%
Ratios to average net assets(b)
Total gross expenses	1.16	%(c)	1.33%	1.39%	1.36	%(c)	1.36%
Total net expenses(d)	1.07	%(c)	1.15%	1.30%	1.30	%(c)(e)	1.31	%(e)
Net investment income (loss)	(0.39%)		0.22%	(0.19%)	(0.51%)		(0.18%)
Supplemental data
Net assets, end of period (in thousands)	$120,544		$114,898	$119,225	$148,493		$143,658
Portfolio turnover	96%		74%	107%	100%		147%

Notes to Financial Highlights

(a)  Total return includes a reimbursement of a loss experienced by the Fund due to a compliance violation. The reimbursement increased total return and net asset value per share by less than 0.01% and $0.01 respectively.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Marsico 21st Century Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013
17

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the

Annual Report 2013
18

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2013

Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.74% to 0.55% as the Fund's net assets increased. The effective investment management fee rate for the year ended December 31, 2013 was 0.71% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.23% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,637.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the periods disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

	May 1, 2013 through April 30, 2014	Prior to May 1, 2013
Class 1	0.83%	0.81%
Class 2	1.08	1.06

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated

Annual Report 2013
19

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2013

pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, distribution reclassifications, foreign currency transactions and net operating loss reclassification. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$464,049
Accumulated net realized gain	(5,797)
Paid-in capital	(458,252)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$316,718	$—
Long-term capital gains	1,124	—
Total	$317,842	$—

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed accumulated long-term gain	$5,276,883
Unrealized appreciation	36,088,705

At December 31, 2013, the cost of investments for federal income tax purposes was $92,464,696 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$36,535,786
Unrealized depreciation	(447,081)
Net unrealized appreciation	$36,088,705

For the year ended December 31, 2013, $23,191,601 of capital loss carryforward was utilized.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $119,470,423 and $150,586,200, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, one unaffiliated shareholder account owned 92.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million.

Annual Report 2013
20

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2013

Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

For the year ended December 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $3,400,000 at a weighted average interest rate of 1.18%. Interest expense incurred by the Fund is recorded as interest expense in the Statement of Operations.

Note 9. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Consumer Discretionary Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Information Technology Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

Annual Report 2013
21

Columbia Variable Portfolio — Marsico 21st Century Fund

Notes to Financial Statements (continued)

December 31, 2013

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
22

Columbia Variable Portfolio — Marsico 21st Century Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico 21st Century Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico 21st Century Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust I) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013
23

Columbia Variable Portfolio — Marsico 21st Century Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations:

Dividends Received Deduction	100.00%
Capital Gain Dividend	$5,541,907

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013
24

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013
25

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013
26

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013
27

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013
28

Columbia Variable Portfolio — Marsico 21st Century Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013
29

This page intentionally left blank.

Annual Report 2013
30

This page intentionally left blank.

Annual Report 2013
31

This page intentionally left blank.

Annual Report 2013
32

Columbia Variable Portfolio — Marsico 21st Century Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
33

Columbia Variable Portfolio — Marsico 21st Century Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1536 D (2/14)

Annual Report

December 31, 2013

Columbia Variable Portfolio — Marsico Focused
Equities Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC insured • No bank guarantee • May lose value

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	6
Portfolio of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statement of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	23
Federal Income Tax Information	24
Trustees and Officers	25
Important Information About This Report	33

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview

Performance Summary

>  Columbia Variable Portfolio — Marsico Focused Equities Fund (the Fund) Class 1 shares returned 38.10% for the 12-month period that ended December 31, 2013.

>  The Fund outperformed its benchmark, the S&P 500 Index, which returned 32.39% for the same time period.

>  Stock selection in the health care, consumer discretionary and information technology sectors aided relative performance, as did the Fund's sector allocations. Stock selection in industrials and consumer staples detracted from results.

Average Annual Total Returns (%) (for period ended December 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class 1	03/27/98	38.10	18.15	7.39
Class 2*	10/02/06	37.73	17.87	7.12
S&P 500 Index		32.39	17.94	7.41

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.

Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/variable-products/appended-performance for more information.

The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (January 1, 2004 – Decemeber 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 1 shares of Columbia Variable Portfolio — Marsico Focused Equities Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Manager Discussion of Fund Performance

For the 12-month period that ended December 31, 2013, the Fund's Class 1 shares returned 38.10%. The Fund outperformed its benchmark, the S&P 500 Index, which gained 32.39% over the same period. Fund results benefited from overweight allocations to the good-performing health care and consumer discretionary sectors, plus strong stock selection in both. Information technology stock choices also aided results. However, stock selection in industrials and consumer staples detracted from relative performance.

Market Conditions

What a difference a year makes. As 2013 began, U.S. budget policy was in a state of crisis and monetary policy makers were increasingly anxious about their ability to steer the economy clear of another swoon if massive fiscal tightening occurred. The fiscal cliff was avoided, although the payroll tax rose and high income Americans saw their taxes increase. The long-feared sequester took effect, but translated largely into cuts in defense spending. Taken together, these actions caused less fiscal drag than was feared, and the U.S. experienced a decent year of economic growth. The moves for stock prices and bond yields reflected reactions to a wide array of economic reports, as some developments turned out much better than expected. Equity gains unfolded amid upside surprises for top and bottom lines. Stronger real growth occurred while inflation barometers continued to suggest that there were little or no near-term inflationary price pressures.

On the U.S. policy front, the news improved. In early October, the U.S. federal government entered a 16-day shutdown after Congress failed to reach a compromise on spending, but a bipartisan budget deal was subsequently reached in December. The details reveal an extremely modest plan, but the past year's much better-than-expected tax receipts, laid alongside the 2013 tax increases and the sequester cuts put in place, modestly changed the U.S. fiscal outlook for the better. For its part, the Federal Reserve (the Fed) announced a plan for slowly reducing its bond purchase program, beginning in January 2014. The Fed also reaffirmed its commitment to low interest rates, unless and until the U.S. economy exhibits substantially better economic news.

Sector Allocations, Stock Selection Positive

The Fund benefited from an overweight allocation in health care, a strong sector within the benchmark. We favored pharmaceutical and biotechnology companies, attracted by the quality of the science they are using to treat diseases that were considered untreatable just a few years ago. We see a variety of emerging therapeutic pathways, and we believe we are in the early stages of a paradigm shift in disease treatment, in which highly-specialized compounds are developed to treat specific genetic targets. In this regard, Gilead Sciences and Biogen Idec were strong performers. Gilead Sciences is the world leader in therapeutics for viral diseases. We believe the company is likely to experience significant growth with the upcoming launch of a revolutionary drug franchise for Hepatitis C. Biogen Idec is the leader in developing treatments for multiple sclerosis (MS). During the period, the company received approval from the Food & Drug Administration for Tecfidera — the first oral medication that provides an alternative that could allow thousands of MS patients to stop taking drugs by needle or intravenously.

Portfolio Management

Marsico Capital Management, LLC

Thomas Marsico

Coralie Witter, CFA

Top Ten Holdings (%) (at December 31, 2013)
Gilead Sciences, Inc.	8.6
Google, Inc., Class A	7.3
Monsanto Co.	6.2
Biogen Idec, Inc.	6.1
Visa, Inc., Class A	5.6
TJX Companies, Inc.	4.0
Citigroup, Inc.	3.9
Rolls-Royce Holdings PLC	3.9
Celgene Corp.	3.9
Starwood Hotels & Resorts Worldwide, Inc.	3.8

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at December 31, 2013)
Common Stocks	98.1
Consumer Discretionary	24.9
Energy	5.6
Financials	9.3
Health Care	21.1
Industrials	9.7
Information Technology	18.5
Materials	9.0
Money Market Funds	1.9
Preferred Stocks	0.0	(a)
Industrials	0.0	(a)
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Rounds to zero.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Manager Discussion of Fund Performance (continued)

Stock selection in the information technology sector also contributed positively to performance. The Fund continued to exit its position in Apple, which it began in the second half of 2012. We felt that Apple's product pipeline was lacking a major catalyst and, perhaps more important, believed that the company may not have recurring revenues. Apple's stock price performance was weaker than the return of the overall benchmark, and the Fund benefitted from its elimination of Apple during the period. Positions in payments processor Visa and Internet services company Google further supported performance.

Leading consumer discretionary holdings included Wynn Resorts and Chipotle Mexican Grill. Wynn Resorts generated strong revenues from its Macau casino resorts and its stock price rose. Restaurant operator Chipotle Mexican Grill experienced underlying strength in its business and also posted a sizeable stock price gain. The Fund was aided by having an overweight allocation to this strong-performing sector. The Fund also did well to have no investments in utilities and telecommunication services, which were the weakest performing sectors of the benchmark.

Stock Selection Disappointments

Stock selection in the consumer staples sector detracted from performance. Beverage companies Green Mountain Coffee Roasters and Anheuser-Busch InBev each posted weak returns prior to being sold from the Fund. The Fund's industrials holdings posted positive returns, but their performance did not keep pace with the return of the benchmark's industrials sector. Other individual disappointments included virtualization software company VMware and athletic apparel company lululemon athletica. VMware's stock price declined sharply early in the reporting period after the company announced a restructuring and reduced its 2013 guidance. Lululemon athletica faced several challenges during the period, including quality control and the resignation of its CEO. Both stocks were eliminated from the portfolio.

Portfolio Positioning

During the year, the Fund modestly reduced its exposure to information technology, consumer discretionary and financials and modestly increased allocations to materials, industrials and energy. As of the period's end, the Fund's largest sector allocations included consumer discretionary, health care and information technology. The Fund had no exposure to the utilities or telecommunication services sectors.

Looking Ahead

We believe we are currently entering a period of low inflation and modest economic growth. Furthermore, we find big picture macroeconomic risks are receding at this time. Against this backdrop, we believe that companies with steadily expanding earnings, strong cash flow, increasing margins, rising market share, improving profitability, the development of innovative products and the effective allocation of capital to fuel further growth are positioned to outperform their peers. These are the characteristics we seek in holdings we select for the Fund.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.

July 1, 2013 – December 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,189.50	1,021.45	4.41	4.07	0.79
Class 2	1,000.00	1,000.00	1,187.50	1,020.18	5.80	5.35	1.04

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments

December 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.8%

Issuer	Shares	Value ($)
Consumer Discretionary 25.4%
Hotels, Restaurants & Leisure 11.3%
Chipotle Mexican Grill, Inc.(a)	2,654	1,413,998
Starbucks Corp.	17,947	1,406,865
Starwood Hotels & Resorts Worldwide, Inc.	33,295	2,645,288
Wynn Resorts Ltd.	12,028	2,335,958
Total		7,802,109
Internet & Catalog Retail 3.6%
priceline.com, Inc.(a)	2,149	2,497,998
Media 6.5%
Comcast Corp., Class A	41,854	2,174,943
Walt Disney Co. (The)	30,093	2,299,105
Total		4,474,048
Specialty Retail 4.0%
TJX Companies, Inc.	43,371	2,764,034
Total Consumer Discretionary		17,538,189
Energy 5.6%
Energy Equipment & Services 3.7%
Schlumberger Ltd.	28,654	2,582,012
Oil, Gas & Consumable Fuels 1.9%
Continental Resources, Inc.(a)	11,744	1,321,435
Total Energy		3,903,447
Financials 9.4%
Consumer Finance 3.1%
American Express Co.	23,630	2,143,950
Diversified Financial Services 3.9%
Citigroup, Inc.	52,301	2,725,405
Insurance 2.4%
American International Group, Inc.	31,798	1,623,288
Total Financials		6,492,643
Health Care 21.5%
Biotechnology 18.5%
Biogen Idec, Inc.(a)	14,935	4,178,066
Celgene Corp.(a)	15,986	2,700,995
Gilead Sciences, Inc.(a)	79,035	5,939,480
Total		12,818,541

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Providers & Services 3.0%
UnitedHealth Group, Inc.	27,156	2,044,847
Total Health Care		14,863,388
Industrials 9.9%
Aerospace & Defense 3.9%
Rolls-Royce Holdings PLC	128,317	2,714,082
Machinery 2.7%
Cummins, Inc.	12,900	1,818,513
Road & Rail 3.3%
Canadian Pacific Railway Ltd.	15,179	2,296,886
Total Industrials		6,829,481
Information Technology 18.8%
Internet Software & Services 10.8%
Facebook, Inc., Class A(a)	44,792	2,448,331
Google, Inc., Class A(a)	4,495	5,037,591
Total		7,485,922
IT Services 5.6%
Visa, Inc., Class A	17,278	3,847,465
Semiconductors & Semiconductor Equipment 2.4%
ASML Holding NV	17,901	1,677,324
Total Information Technology		13,010,711
Materials 9.2%
Chemicals 9.2%
Monsanto Co.	36,995	4,311,767
Sherwin-Williams Co. (The)	11,077	2,032,629
Total		6,344,396
Total Materials		6,344,396
Total Common Stocks (Cost: $48,031,249)		68,982,255

The accompanying Notes to Financial Statements are an intregal part of this statement

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2013

Preferred Stocks —%

Issuer	Shares	Value ($)
Industrials —%
Aerospace & Defense —%
Rolls-Royce Holdings PLC(a)(b)(c)	11,035,262	18,274
Total Industrials		18,274
Total Preferred Stocks (Cost: $17,654)		18,274

Money Market Funds 1.9%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.096%(d)(e)	1,343,290	1,343,290
Total Money Market Funds (Cost: $1,343,290)		1,343,290
Total Investments (Cost: $49,392,193)		70,343,819
Other Assets & Liabilities, Net		(1,174,445)
Net Assets		69,169,374

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2013, the value of these securities amounted to $18,274, which represents 0.03% of net assets.

(c)  Identifies issues considered by the Investment Manager to be illiquid as to their marketability. The aggregate value of such securities at December 31, 2013 was $18,274, representing 0.03% of net assets. Information concerning such security holdings at December 31, 2013 is as follows:

Security Description	Acquisition Dates	Cost ($)
Rolls-Royce Holdings PLC	07/26/13 – 09/25/13	17,654

(d)  The rate shown is the seven-day current annualized yield at December 31, 2013.

(e)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended December 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds from Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	3,692,545	34,638,835	(36,988,090)	1,343,290	1,882	1,343,290

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

The accompanying Notes to Financial Statements are an intregal part of this statement

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The accompanying Notes to Financial Statements are an intregal part of this statement

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Portfolio of Investments (continued)

December 31, 2013

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund's investments at December 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	17,538,189	—	—	17,538,189
Energy	3,903,447	—	—	3,903,447
Financials	6,492,643	—	—	6,492,643
Health Care	14,863,388	—	—	14,863,388
Industrials	4,115,399	2,714,082	—	6,829,481
Information Technology	13,010,711	—	—	13,010,711
Materials	6,344,396	—	—	6,344,396
Preferred Stocks
Industrials	—	18,274	—	18,274
Total Equity Securities	66,268,173	2,732,356	—	69,000,529
Mutual Funds
Money Market Funds	1,343,290	—	—	1,343,290
Total Mutual Funds	1,343,290	—	—	1,343,290
Total	67,611,463	2,732,356	—	70,343,819

See the Portfolio of Investments for all investment classifications not indicated in the table.

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an intregal part of this statement

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $48,048,903)	$69,000,529
Affiliated issuers (identified cost $1,343,290)	1,343,290
Total investments (identified cost $49,392,193)	70,343,819
Receivable for:
Dividends	47,581
Reclaims	502
Expense reimbursement due from Investment Manager	494
Prepaid expenses	1,413
Total assets	70,393,809
Liabilities
Payable for:
Capital shares purchased	1,072,856
Investment management fees	42,966
Distribution and/or service fees	3
Transfer agent fees	3,631
Administration fees	3,631
Compensation of board members	72,673
Other expenses	28,675
Total liabilities	1,224,435
Net assets applicable to outstanding capital stock	$69,169,374
Represented by
Paid-in capital	$37,520,245
Undistributed net investment income	245,267
Accumulated net realized gain	10,452,236
Unrealized appreciation (depreciation) on:
Investments	20,951,626
Total — representing net assets applicable to outstanding capital stock	$69,169,374
Class 1
Net assets	$69,153,707
Shares outstanding	3,576,360
Net asset value per share	$19.34
Class 2
Net assets	$15,667
Shares outstanding	814
Net asset value per share	$19.25

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Operations

Year ended December 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$844,958
Dividends — affiliated issuers	1,882
Interest	16
Foreign taxes withheld	(10,042)
Total income	836,814
Expenses:
Investment management fees	471,245
Distribution and/or service fees
Class 2	33
Transfer agent fees
Class 1	39,717
Class 2	8
Administration fees	46,277
Compensation of board members	24,455
Custodian fees	6,229
Printing and postage fees	20,039
Professional fees	25,143
Other	22,412
Total expenses	655,558
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(132,296)
Total net expenses	523,262
Net investment income	313,552
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	10,627,281
Foreign currency translations	(159)
Net realized gain	10,627,122
Net change in unrealized appreciation (depreciation) on:
Investments	10,452,492
Net change in unrealized appreciation (depreciation)	10,452,492
Net realized and unrealized gain	21,079,614
Net increase in net assets resulting from operations	$21,393,166

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Operations
Net investment income	$313,552	$273,729
Net realized gain	10,627,122	9,863,271
Net change in unrealized appreciation (depreciation)	10,452,492	(2,038,054)
Net increase in net assets resulting from operations	21,393,166	8,098,946
Distributions to shareholders
Net investment income
Class 1	(283,888)	(249,775)
Class 2	(29)	(17)
Net realized gains
Class 1	(9,733,229)	(6,727,867)
Class 2	(2,032)	(1,136)
Total distributions to shareholders	(10,019,178)	(6,978,795)
Increase (decrease) in net assets from capital stock activity	(4,883,262)	(6,788,936)
Total increase (decrease) in net assets	6,490,726	(5,668,785)
Net assets at beginning of year	62,678,648	68,347,433
Net assets at end of year	$69,169,374	$62,678,648
Undistributed net investment income	$245,267	$215,791

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Statement of Changes in Net Assets (continued)

	Year ended December 31, 2013		Year ended December 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1 shares
Subscriptions	40,366	746,944	88,848	1,566,726
Distributions reinvested	594,488	10,017,117	431,518	6,977,642
Redemptions	(853,035)	(15,649,384)	(872,805)	(15,334,457)
Net decrease	(218,181)	(4,885,323)	(352,439)	(6,790,089)
Class 2 shares
Distributions reinvested	123	2,061	72	1,153
Net increase	123	2,061	72	1,153
Total net decrease	(218,058)	(4,883,262)	(352,367)	(6,788,936)

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of the expenses that apply to the variable accounts or contract charges, if any, and are not annualized for periods of less than one year.

	Year ended December 31,
Class 1	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$16.52	$16.48	$16.99		$14.38		$11.25
Income from investment operations:
Net investment income	0.09	0.07	0.05		0.06		0.05
Net realized and unrealized gain (loss)	5.76	1.87	(0.49)		2.62		3.16
Total from investment operations	5.85	1.94	(0.44)		2.68		3.21
Less distributions to shareholders:
Net investment income	(0.09)	(0.07)	(0.07)		(0.07)		(0.08)
Net realized gains	(2.94)	(1.83)	—		—		—
Total distributions to shareholders	(3.03)	(1.90)	(0.07)		(0.07)		(0.08)
Net asset value, end of period	$19.34	$16.52	$16.48		$16.99		$14.38
Total return	38.10%	12.04%	(2.61%)		18.72%		28.67%
Ratios to average net assets(a)
Total gross expenses	0.99%	1.12%	1.21%		1.18%		1.18%
Total net expenses(b)	0.79%	0.88%	1.05	%(c)	1.05	%(c)	1.10	%(c)
Net investment income	0.47%	0.40%	0.27%		0.39%		0.44%
Supplemental data
Net assets, end of period (in thousands)	$69,154	$62,667	$68,337		$89,915		$95,015
Portfolio turnover	92%	63%	90%		78%		72%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Financial Highlights (continued)

	Year ended December 31,
Class 2	2013	2012	2011		2010		2009
Per share data
Net asset value, beginning of period	$16.46	$16.43	$16.94		$14.34		$11.20
Income from investment operations:
Net investment income	0.04	0.03	0.01		0.02		0.02
Net realized and unrealized gain (loss)	5.73	1.86	(0.48)		2.62		3.16
Total from investment operations	5.77	1.89	(0.47)		2.64		3.18
Less distributions to shareholders:
Net investment income	(0.04)	(0.03)	(0.04)		(0.04)		(0.04)
Net realized gains	(2.94)	(1.83)	—		—		—
Total distributions to shareholders	(2.98)	(1.86)	(0.04)		(0.04)		(0.04)
Net asset value, end of period	$19.25	$16.46	$16.43		$16.94		$14.34
Total return	37.73%	11.75%	(2.82%)		18.44%		28.42%
Ratios to average net assets(a)
Total gross expenses	1.23%	1.37%	1.45%		1.43%		1.43%
Total net expenses(b)	1.04%	1.13%	1.29	%(c)	1.30	%(c)	1.35	%(c)
Net investment income	0.21%	0.15%	0.06%		0.17%		0.19%
Supplemental data
Net assets, end of period (in thousands)	$16	$11	$10		$10		$9
Portfolio turnover	92%	63%	90%		78%		72%

Notes to Financial Highlights

(a)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(c)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements

December 31, 2013

Note 1. Organization

Columbia Variable Portfolio — Marsico Focused Equities Fund (the Fund), a series of Columbia Funds Variable Insurance Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You invest by participating in a Qualified Plan or buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2013

foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund's sole shareholders are Qualified Investors, the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Subaccounts

Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gains distributions, when available will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable class of the Fund at the next calculated net asset value after the distribution is paid.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2013

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is responsible for the ultimate oversight of investments made by the Fund. The Fund's subadviser (see Subadvisory Agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. Effective January 23, 2013, the investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. Prior to January 23, 2013, the investment management fee was equal to a percentage of the Fund's average daily net assets that declined from 0.74% to 0.55% as the Fund's net assets increased. The effective investment management fee rate for the year ended December 31, 2013 was 0.71% of the Fund's average daily net assets.

Subadvisory Agreement

The Investment Manager has entered into a Subadvisory Agreement with Marsico Capital Management, LLC (Marsico) to subadvise the assets of the Fund. The Investment Manager compensates Marsico to manage the investment of the Fund's assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. Effective January 23, 2013, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. Prior to January 23, 2013, the administration fee was equal to 0.23% of the Fund's average daily net assets. The effective administration fee rate for the year ended December 31, 2013 was 0.07% of the Fund's average daily net assets.

Other Expenses

Other expenses are for, among other things, miscellaneous expenses of the Fund or the Board, including payments to a company providing limited administrative services to the Fund and the Board. That company's expenses include boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. For the year ended December 31, 2013, other expenses paid to this company were $1,495.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), the Board members who are not "interested persons" of the Fund, as defined under the 1940 Act, may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Transfer Agent Fees

The Fund has a Transfer Agency and Dividend Disbursing Agent Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. The annual fee rate under this agreement is 0.06% of the Fund's average daily net assets attributable to each share class. The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

Distribution Fees

The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Plan requires the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2013

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period disclosed below, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Fee Rates Contractual through April 30, 2014
Class 1	0.79%
Class 2	1.04

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At December 31, 2013, these differences are primarily due to differing treatment for deferral/reversal of wash sales losses, Trustees' deferred compensation, and foreign currency transactions. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Undistributed net investment income	$(159)
Accumulated net realized gain	159

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended December 31,	2013	2012
Ordinary income	$283,917	$242,792
Long-term capital gains	9,735,261	6,729,003
Total	$10,019,178	$6,978,795

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At December 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,710,562
Undistributed accumulated long-term gain	9,115,175
Unrealized appreciation	20,895,724

At December 31, 2013, the cost of investments for federal income tax purposes was $49,448,095 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,937,141
Unrealized depreciation	(41,417)
Net unrealized appreciation	$20,895,724

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $59,510,852 and $70,365,981, respectively, for the year ended December 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2013

its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At December 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 92.6% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Effective December 10, 2013, the Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.075% per annum. Prior to December 10, 2013, the commitment fee was charged at the annual rate of 0.08% per annum. The commitment fee is included in other expenses in the Statement of Operations.

The Fund had no borrowings during the year ended December 31, 2013.

Note 9. Significant Risks

Non-Diversification Risk

A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Consumer Discretionary Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the consumer discretionary sector than if it were invested in a wider variety of companies in unrelated sectors.

Health Care Sector Risk

Sector risk occurs when a fund invests a significant portion of its assets in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, making a fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Notes to Financial Statements (continued)

December 31, 2013

Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the Funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Variable Insurance Trust I and the Shareholders of
Columbia Variable Portfolio — Marsico Focused Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Variable Portfolio — Marsico Focused Equities Fund (the "Fund", a series of Columbia Funds Variable Insurance Trust I) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 19, 2014

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2013.

Tax Designations

Dividends Received Deduction	97.97%
Capital Gain Dividend	$9,581,431

Dividends Received Deduction. The percentage of ordinary income dividends paid during the fiscal year that qualifies for the corporate dividends received deduction.

Capital Gain Dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period. The Fund also designates as capital gain dividends, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers

Shareholders elect the Board that oversees the Funds' operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Funds' Board members, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. Under current Board policy, members may serve through the end of the calendar year in which he or she reaches either the mandatory retirement age established by the Board or the fifteenth anniversary of the first Board meeting they attended as a member of the Board.

Independent Trustees

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 1/06 for RiverSource Funds and since 6/11 for Nations Funds	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	131	Director, BlueCross BlueShield of Minnesota since 2009
Edward J. Boudreau, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, E.J. Boudreau & Associates (consulting) since 2000	129	Former Trustee, BofA Funds Series Trust (11 funds)
Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 1954	Board member since 7/07 for RiverSource Funds and since 6/11 for Nations Funds	President, Springboard-Partners in Cross Cultural Leadership (consulting company) since 2003	131	None
William P. Carmichael 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Chair of the Board since 1/14, Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	Retired	131

Director, Cobra Electronics Corporation (electronic equipment manufacturer); The Finish Line (athletic shoes and apparel) since July 2003; Director, International Textile Corp. since 2012; former Director, McMoRan Exploration Company (oil and gas exploration and development) 2010-2013; former Trustee, BofA Funds Series Trust (11 funds); former Director, Spectrum Brands, Inc. (consumer products); former Director, Simmons Company (bedding)

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 1950	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Trustee Professor of Economics and Management, Bentley University since 1976	131	None
William A. Hawkins 901 S. Marquette Ave. Minneapolis, MN 55402 1942	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Managing Director, Overton Partners (financial consulting), since August 2010; President and Chief Executive Officer, California General Bank, N.A., January 2008-August 2010	129	Trustee, BofA Funds Series Trust (11 funds)

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
R. Glenn Hilliard 901 S. Marquette Ave. Minneapolis, MN 55402 1943	Board member since 6/11 for RiverSource Funds and since 1/05 for Nations Funds	Chairman and Chief Executive Officer, Hilliard Group LLC (investing and consulting), since April 2003; Non-Executive Director & Chairman, CNO Financial Group, Inc. (insurance), September 2003-May 2011	129	Chairman, BofA Fund Series Trust (11 funds); former Director, CNO Financial Group, Inc. (insurance)
Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 1939	Board member for RiverSource Funds since 1/02 and since 6/11 for Nations Funds, Board Chair 1/07-12/13	President Emeritus and Professor of Economics Emeritus, Carleton College since 2002	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2002
Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 1952	Board member since 11/04 for RiverSource Funds and since 6/11 for Nations Funds	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	131	Director, Valmont Industries, Inc. (irrigation systems manufacturer) since 2012
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 1941	Board member since 2000 for Legacy Seligman Funds, since 11/08 for RiverSource Funds and since J for Nations Funds	Counsel, Lewis & Munday, P.C. (law firm) since 2004; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1993-1997	131

Lead Outside Director, Digital Ally, Inc. (digital imaging) since September 2005; Director, Infinity, Inc. (oil and gas exploration and production) since 1994; Director, OGE Energy Corp. (energy and energy services) since November 2007

Minor M. Shaw 901 S. Marquette Ave. Minneapolis, MN 55402 1947	Board member since 6/11 for RiverSource Funds and since 2003 for Nations Funds	President, Micco LLC (private investments) since 2011; President, Micco Corp. since 1998	129	Director, Piedmont Natural Gas; Director, BlueCross BlueShield of South Carolina since April 2008; former Trustee, BofA Funds Series Trust (11 funds)
Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 1944	Board member since 11/02 for RiverSource Funds and since 6/11 for Nations Funds	Chief Executive Officer and Director, RiboNovix, Inc., (biotechnology) 2003-2010	131

Director, Healthways, Inc. (health and wellbeing improvement) since 2005; Director, ICI Mutual Insurance Company, RRG since 2011; Director, Abt Associates (government contractor) since 2001; Director, Boston Children's Hospital since 2002

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Interested Trustee Not Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
Anthony M. Santomero 901 S. Marquette Ave. Minneapolis, MN 55402 1946	Board member since 6/11 for RiverSource Funds and since 1/08 for Nations Funds	Richard K. Mellon Professor Emeritus of Finance, The Wharton School, University of Pennsylvania, since 2002; Senior Advisor, McKinsey & Company (consulting), 2006-2008	129

Director, Renaissance Reinsurance Ltd. since May 2008; Trustee, Penn Mutual Life Insurance Company since March 2008; Director, Citigroup Inc. since 2009; Director, Citibank, N.A. since 2009; former Trustee, BofA Funds Series Trust (11 funds)

*Dr. Santomero is not an affiliated person of the Investment Manager or Ameriprise Financial. However, he is currently deemed by the Funds to be an "interested person" (as defined in the 1940 Act) of the Funds because he serves as a Director of Citigroup Inc. and Citibank, N.A., companies that may directly or through subsidiaries and affiliates engage from time-to-time in brokerage execution, principal transactions and lending relationships with the Funds or accounts advised/managed by the Investment Manager.

Interested Trustee Affiliated with Investment Manager*

Name, Address, Year of Birth	Position Held With Funds and Length of Service	Principal Occupation During Past Five Years	Number of Funds in the Fund Family Overseen by Board Member	Other Present or Past Directorships/ Trusteeships (Within Past 5 Years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 1960	Board member since 11/01 for RiverSource Funds and since 6/11 for Nations Funds; Senior Vice President since 2002 for RiverSource Funds and since 5/10 for Nations Funds

Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively (previously President and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012.

			183	Former Director, Ameriprise Certificate Company, 2006-January 2013

*Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611 or contacting your financial intermediary.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton 225 Franklin Street Boston, MA 02110 Born 1964	President and Principal Executive Officer (2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC, since May 2010; and President, Columbia Funds since 2009; previously, Managing Director, Columbia Management Advisors, LLC, from December 2004 to April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009; and senior officer of Columbia Funds and affiliated funds since 2003

Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011) and Chief Financial Officer (2009)

Vice President, Columbia Management Investment Advisers, LLC, since May 2010; previously, Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; and senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1959	Senior Vice President (2006), Chief Legal Officer (2006) and Assistant Secretary (2011)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since June 2005; Senior Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc., since May 2010 (previously, Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc., since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company, since 2005; Chief Counsel, RiverSource Distributors, Inc., since 2006; and senior officer of Columbia Funds and affiliated funds since 2006

Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Chief Compliance Officer (2012)

Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, from 2005 to April 2010

Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)

Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Director and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, from 2007 to April 2010

Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Associate General Counsel, Bank of America from 2005 to April 2010
Joseph F. DiMaria 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Chief Accounting Officer (2008)

Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; previously, Director of Fund Administration, Columbia Management Advisors, LLC, from 2006 to April 2010

Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Vice President (2011) and Assistant Secretary (2008)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc., since November 2008 and January 2013, respectively (previously, Chief Counsel, from January 2010 to January 2013, and Group Counsel from November 2008 to January 2010); previously, Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, from July 2008 to November 2008

Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN Born 1965	Vice President (2006)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC, since May 2010; previously, Chief Administrative Officer, from 2009 to April 2010, and Vice President — Asset Management and Trust Company Services, from 2006 to 2009

Paul D. Pearson 5228 Ameriprise Financial Center Minneapolis, MN Born 1956	Vice President (2011) and Assistant Treasurer (1999)

Vice President — Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; previously, Vice President — Managed Assets, Investment Accounting, Ameriprise Financial, Inc. from 1998 to April 2010

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Trustees and Officers (continued)

Officers (continued)

Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	Vice President and Secretary (2010)

Vice President and Chief Counsel, Ameriprise Financial, Inc., since January 2010 (previously, Vice President and Group Counsel or Counsel from 2004 to January 2010); officer of Columbia Funds and affiliated funds since 2007

Stephen T. Welsh 225 Franklin Street Boston, MA 02110 Born 1957	Vice President (2006)

President and Director, Columbia Management Investment Services Corp., since May 2010; previously, President and Director, Columbia Management Services, Inc., from 2004 to April 2010; and Managing Director, Columbia Management Distributors, Inc., from 2007 to April 2010

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

Important Information About This Report

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Variable Portfolio — Marsico Focused Equities Fund

P.O. Box 8081

Boston, MA 02266-8081

This information is for use with concurrent or prior delivery of a fund prospectus. Before investing, please carefully consider the investment objectives, risks, charges and expenses of the Fund and the investment product through which the Fund is made available. For fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2014 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1541 D (2/14)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Edward J. Boudreau, Pamela G. Carlton, William P. Carmichael, William A. Hawkins and Alison Taunton-Rigby, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Boudreau, Ms. Carlton, Mr. Carmichael, Mr. Hawkins and Ms. Taunton-Rigby are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the four series of the registrant whose report to stockholders are included in this annual filing. Fiscal year 2013 includes fees for two funds that merged away during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$76,000	$118,800

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$1,600	$7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$46,000	$18,900

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2013, also includes Tax Fees for agreed-upon procedures related to foreign tax filings and agreed-upon procedures for fund mergers and the review of final tax returns.

During the fiscal years ended December 31, 2013 and December 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$135,000	$260,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2013 and December 31, 2012 are approximately as follows:

2013	2012
$182,600	$287,100

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 19, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	February 19, 2014

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	February 19, 2014